EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of City Network, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Yun-Yi Tseng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies, in all material respects, with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/ Yun-Yi Tseng
                                              ---------------------------------
                                              Yun-Yi Tseng
                                              Chief Financial Officer
                                              November 21, 2005

THIS CERTIFICATION IS MADE SOLELY FOR PURPOSES OF 18 U.S.C. SECTION 1350, SUBJECT TO THE KNOWLEDGE STANDARD CONTAINED THEREIN, AND NOT FOR ANY OTHER PURPOSE.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST. THIS WRITTEN STATEMENT SHALL NOT BE DEEMED TO BE "FILED" AS PART OF THE QUARTERLY REPORT ON FORM 10-QSB THAT IT ACCOMPANIES.